Summary Prospectus	December 29, 2022

Share class (Symbol): Administrative Shares (LRAXX)

WESTERN ASSET

INSTITUTIONAL LIQUID

RESERVES

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at www.franklintempleton.com/moneymarketfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated December  29, 2022 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2022, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell Administrative Shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%)[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.20
Distribution and/or service (12b-1) fees	0.20
Other expenses[2]	5.02
Total annual fund operating expenses[1]	5.42
Fees waived and/or expenses reimbursed[3]	(5.02)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.40

[1]

The fund is a feeder fund that invests in securities through an underlying mutual fund, Liquid Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Liquid Reserves Portfolio. Since the fund invests all of its investable assets in Liquid Reserves Portfolio, the fund’s management agreement provides that the investment management fee of the fund will be reduced by the investment management fee allocated to the fund by Liquid Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Liquid Reserves Portfolio.

[2]	Other expenses for Administrative Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.40% for Administrative Shares, subject to recapture as described below. This arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the limit described above or any other lower limit then in effect.

2	Western Asset Institutional Liquid Reserves

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Administrative Shares (with or without redemption at end of period)	41	1,170	2,290	5,048

The fund is a feeder fund that invests in securities through an underlying mutual fund, Liquid Reserves Portfolio, which has the same investment objective and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.

Principal investment strategies

The fund is a money market fund that invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued or guaranteed by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or foreign governments. These securities may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund may invest up to 25% of its assets in U.S. dollar-denominated obligations of non-U.S. banks. The fund generally limits its investments in foreign securities to U.S. dollar denominated obligations of issuers, including banks and foreign governments, located in the major industrialized countries, although with respect to bank obligations, the branches of the banks issuing the obligations may be located in The Bahamas or the Cayman Islands.

Pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, the fund must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

Western Asset Institutional Liquid Reserves	3

The fund sells and redeems its shares at prices based on the current market value of the securities it holds. Therefore, the share price of the fund will fluctuate along with changes in the market-based value of fund assets. Because the share price of the fund fluctuates, it has what is called a “floating net asset value” or “floating NAV”.

Principal risks

You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The fund may face a heightened level of interest rate risk due to changes in monetary policy. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board recently raised rates and may continue to do so.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets

4	Western Asset Institutional Liquid Reserves

throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Following Russia’s recent invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

For example, the ongoing impact of COVID-19 and its subsequent variants have been rapidly evolving and have resulted in extreme volatility in the financial markets; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; and disruptions to supply chains, consumer demand and employee availability. Some sectors of the economy and individual issuers have experienced particularly large losses. While in the process of gradually reversing, these circumstances may continue for an extended period of time and may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Recently, inflation and interest rates have increased and may rise further. The COVID-19 pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.

LIBOR risk. The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In March 2022, the U.S. federal government enacted legislation to

Western Asset Institutional Liquid Reserves	5

establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that rely on LIBOR and may adversely affect the fund’s performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Credit risk. An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded or perceived to be less creditworthy, or the value of assets underlying a security may decline, causing the value of your investment to decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

Yield risk. The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low or negative the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately, if for example, the fund’s manager discontinued any temporary voluntary fee limitation or recouped amounts previously waived and/or reimbursed.

Structured securities risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks and thus will be more susceptible to negative events affecting banks and the financial services sector worldwide. Changes in money market and general economic conditions, governmental policies and applicable regulations may adversely affect banks’ ability to obtain funds at reasonable costs and to finance their lending and other operations, including by limiting the loans they may make and the interest rates and fees they charge. Banking losses also result from defaults by borrowers, data breaches, certain bank activities such as mortgage banking and foreign exchange practices, proprietary investing and investments in derivatives.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in

6	Western Asset Institutional Liquid Reserves

U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies.

Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Illiquidity risk. The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult or impossible to sell, particularly during times of market turmoil. Illiquid investments may also be volatile and difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. During times of market turmoil, there may be few or no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. In addition, if the fund’s weekly liquid assets falls below certain designated thresholds, the fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by

Western Asset Institutional Liquid Reserves	7

technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, the fund may impose a fee or suspend redemptions under certain conditions.

Cybersecurity risk. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

8	Western Asset Institutional Liquid Reserves

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Institutional Shares, a class of the fund that is invested in the same portfolio of securities as Administrative Shares. The table shows the average annual total returns of Institutional Shares. No performance information is presented for Administrative Shares because there were no Administrative Shares outstanding during the calendar years shown. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at www.franklintempleton.com/moneymarketfunds (select fund and share class), or by calling the fund at 1-877-721-1926 or 1-203-703-6002.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter (03/31/2019):0.63    Worst Quarter (12/31/2021):(0.02)

The year-to-date return as of the most recent calendar quarter, which ended 09/30/2022, was 0.70

Average annual total returns (%)
(for periods ended December 31, 2021)
	1 year	5 years	10 years
Institutional Shares	0.00	1.17	0.69

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (“Western Asset”)

Purchase and sale of fund shares

In general, you may purchase or redeem shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums for Administrative Shares generally are set forth in the accompanying table:

Western Asset Institutional Liquid Reserves	9

Investment minimum initial/additional investments ($)
Institutional Investors purchasing through financial intermediaries	1 million/50

Administrative Shares are available only through Service Agents. Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement. “Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund.

The fund normally calculates its net asset value as of 8:00 a.m., 12:00 p.m. and 3:00 p.m. (Eastern time) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-203-703-6002).

The fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period in the event that the fund’s weekly liquid assets fall below certain designated thresholds. Any announcement regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or a redemption gate, will be available at the fund’s website, www.franklintempleton.com/moneymarketfunds, by clicking on the name of the fund, and will be filed with the Securities and Exchange Commission.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

10	Western Asset Institutional Liquid Reserves

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